RAYMOND JAMES INSTITUTIONAL INVESTORS CONFERENCE MARCH 6, 2018 | ORLANDO, FL

1 FORWARD LOOKING STATEMENT AND USE OF ADJUSTED MEASURES This presentation contains forward-looking statements including but not limited to statements with respect to estimated 2018 guidance and the related assumptions, the impact of various factors on operating and financial results, expected savings and synergies (including from the LaunchPad initiative and as a result of acquisitions), and the opportunities for future growth. This presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions and other unforeseen changes and general uncertainties in the marketplace, changes in government regulations, including health care reform, customer purchasing decisions, including changes in payer regulations or policies, other adverse actions of governmental and third-party payers, changes in testing guidelines or recommendations, adverse results in material litigation matters, the impact of changes in tax laws and regulations, failure to maintain or develop customer relationships, our ability to develop or acquire new products and adapt to technological changes, failures in information technology systems or data security, challenges in implementing business process changes, employee relations, and the effect of exchange rate fluctuations on international operations. Actual results could differ materially from those suggested by these forward-looking statements. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change. Further information on potential factors, risks and uncertainties that could affect the operating and financial results of Laboratory Corporation of America Holdings (the “Company”) is included in the Company’s Form 10-K for the year ended December 31, 2017, and Forms 10-Q, including in each case under the heading risk factors, and in the Company’s other filings with the SEC. This presentation contains “adjusted” financial information that has not been prepared in accordance with GAAP, including Adjusted EPS, and Free Cash Flow, and certain segment information. The Company believes these adjusted measures are useful to investors as a supplement to, but not as a substitute for, GAAP measures, in evaluating the Company’s operational performance. The Company further believes that the use of these non-GAAP financial measures provides an additional tool for investors in evaluating operating results and trends, and growth and shareholder returns, as well as in comparing the Company’s financial results with the financial results of other companies. However, the Company notes that these adjusted measures may be different from and not directly comparable to the measures presented by other companies. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in this presentation.

2 AGENDA Company Overview 2018 Priorities Long-term Strategic Initiatives Financial Strength

3 WHO WE ARE Our Mission is to improve health and improve lives LabCorp is a leading global life sciences company that is deeply integrated in guiding patient care Our Strategic Objectives are to: Deliver World-Class Diagnostics Bring Innovative Medicines to Patients Faster Use Technology to Improve the Delivery of Care

LABCORP OVERVIEW

LabCorp Diagnostics

- $6.9B revenue in 2017 [(1)]
- Patient database reaching ~50% of U.S. population
- Proprietary data sets with >30 billion lab test results across a growing menu of nearly 5,000 assays
- Broad physician, health system and managed care relationships
- Consumer engagement through ~1,900 PSC/retail locations, 5,000+ in-office phlebotomists
- Proprietary decision-support and reporting tools

LabCorp

- $10.4B revenue in 2017 [(1)]
- Global footprint with business in 127 countries; 60,000 employees
- Unmatched real-world data and patient intelligence
- Deep scientific and therapeutic experience
- Leader in Companion Diagnostics (CDx)
- Innovative technology-enabled solutions for customers

Covance Drug Development

- $3.6B revenue in 2017 [(1)]
- Serving the top 20 biopharma
- Serving high-growth emerging and mid-market segments through Chiltern
- Working on ~50% of clinical trials
- >175,000 unique investigators
- Involved in all top 50 best-selling drugs on the market
- Supported 70% of all CDx on the market today
- Robust technology suite for trial planning and execution

(1) Includes the estimated impact from adoption of the new revenue recognition accounting standard (ASC 606). See Appendix for details of the preliminary reconciliation of 2017 results.

4 LabCorp

5 30% 23% 11% 31% 3% 3% 29% 23% 11% 32% 3%3% Pharma & Biotech Other Payers Medicare & Medicaid Managed Care (Fee for Service) Patient Managed Care (Capitated) (2) Attractive Customer Mix and Geographic Presence(1) EXPANDED REVENUE BASE 1. Based on full year 2017 results, which include results from Chiltern as of September 1, 2017. Does not tie due to rounding. 2. Includes physicians and hospitals, occupational testing services, non-U.S. clinical diagnostic laboratory operations, nutritional chemistry and food safety operations, and Beacon LBS. 29% 23% 11% 32% 3%3% Pharma & Biotech Other Payers Medicare & Medicaid Managed Care (Fee for Service) Patient Managed Care (Capit ted) (2) USA Rest of World 81% 19% Managed Care (Fee for Service) Patient Managed Care (Capitated) Pharma & Biotech Other Payers (2) edicare & Medicaid

6 AGENDA Company Overview 2018 Priorities Long-term Strategic Initiatives Financial Strength

7 OUR 2018 PRIORITIES Drive Profitable Growth Optimize Enterprise Margins Integrate Key Acquisitions

DRIVING PROFITABLE GROWTH

Diagnostics: Capitalize on Growth Opportunities

- Health systems, large physician groups and managed care partnerships
- Expand 23andMe collaboration
- Mitigate pricing impact of PAMA
- Women's health, genetics and medical drug monitoring portfolio and capabilities
- Pursue accretive acquisitions
- Continue focus on quality, service and innovation


Year Over Year
Organic Volume Growth
3.2%
1.2%
2.2%
2015
2016
2017

Drug Development: Build on Existing Momentum to Exceed Historical Growth Rates

- Convert backlog into profitable revenue growth
- Maintain broad-based strength in net orders
- Capitalize on strategic investments in leadership, sales force and technology


Backlog ($B)(1)
$4.9
$7.1
Dec. 31, 2016
Dec. 31, 2017(2)


Trailing Twelve Month
Net Book to Bill (1)
1.11x
1.15x
1.23x
1.33x
1.36x
Q4 '16
Q1 '17
Q2 '17
Q3 '17(3)
Q4 '17(3)

(1) Beginning with the fourth quarter of 2016, the Company began reporting net orders, net book-to-bill and backlog based upon fully-executed contracted awards. The Company believes this methodology is a more conservative and objective practice, providing greater visibility into its revenue conversion from the backlog. Results shown include the impact from cancellations and foreign currency translation.

(2) Includes backlog from the acquisition of Chiltern.

(3) Includes results from Chiltern following the closing of the acquisition on September 1, 2017.

8

9 • Generates approximately $500 million in profitable revenue growth in 2018 from Chiltern, PAML, and Mount Sinai transactions • Successful “Best of the Best” approach to selecting and retaining talent • Dedicated and experienced integration teams, focused on customer retention and synergies Maximize Value Through Flawless Integration INTEGRATING KEY ACQUISITIONS Mount Sinai Clinical Outreach Lab Assets

10 OPTIMIZING ENTERPRISE MARGINS Continue Value Creation Through the LaunchPad Business Process Improvement Initiative Covance LaunchPad • Applying LaunchPad principles to Drug Development • Rightsizing implemented in mid-2017 generating $20 million in savings • Expect $130 million in additional net savings over the three-year period ending in 2020 • Aided by Chiltern capabilities and expertise Diagnostics LaunchPad • Ongoing benefit from reengineering projects • Additional opportunities, including streamlining delivery of services Opportunities for Productivity Gains Automation Global Service Delivery Model Procurement New Tools and Technology

11 AGENDA Company Overview 2018 Priorities Long-term Strategic Initiatives Financial Strength

12 HEALTHCARE IS UNDERGOING A PERIOD OF UNPRECEDENTED CHANGE Transition to Value-Based Care Enhance Drug Development Process Role of the Consumer • Improve efficiency in care delivery • Reduce the overall cost of patient care • Utilize advanced tools and analytics to deliver better outcomes via personalized medicine and population health • Address increased trial complexity, and competition for patients and investigators • Greater need for scalable tools and processes to initiate and manage trials • Increased sponsor demand for data-driven study design and execution, as well as access to relevant analytes, biomarkers and tests • Increased interest in and influence over healthcare decision-making • Technology advances driving expectation of convenience • Consumer satisfaction increasingly important to other healthcare stakeholders

13 EXPANDING LABCORP’S ROLE IN THE HEALTHCARE SYSTEM OF THE FUTURE • National access • Comprehensive test menu • Sales and service organization • Scientific innovation • Power of scale Clinical Decision Support • Programs on key disease states • Lab reports support care guidelines • Developed by physicians • Data monitoring drives cost-effective care management Leading Laboratory Services Payer and Provider Collaboration • Help stakeholders achieve total cost of care metrics in value-based care contracts • Actionable lab results • Global patient results data • MACRA, HEDIS, and ACO quality metrics • Care Intelligence® population health Drug Development Solutions Value-Based Care Solutions • Companion diagnostics leadership • Potential provider revenue stream from increased participation in clinical trials • Cost savings to patients and payers • “Real World” data

14 EXPANDING LABCORP’S ROLE IN THE HEALTHCARE SYSTEM OF THE FUTURE Reduces the time, cost and risk of specimen based research. Increases value of existing assets with advanced analytics, visualizations, and first-to-market patient consent mapping. Most modern, end-to-end clinical trial solution. Decreases risk, increases patient safety and data quality. Includes advanced clinical data management, risk- based monitoring, and dashboards. Best-in-class interactive response systems. Continuous innovation and investment including new high-value physical sample management solutions. Providing insights into site selection, patient recruitment and resource allocation. Using custom analytics to leverage the power of Covance’s unparalleled patient and investigator databases. Leverages proprietary and public data providing insights and guiding decisions; optimizes trial planning. Includes metrics benchmarking, trial forecasting, and protocol optimization. Voice of patient insights from industry leading patient panel. Understand patient view of trial participation, enhance protocol design and recruiting tactics. Creates patient- centric development approach. Maximizing Drug Development Tools and Technologies for Innovative Solutions Focused on Client Needs Contributed to $1B+ of Revenue Across Clinical Development in 2017

15 Real World Data • Not biased and represents people as they live with their disease • Patient data is granular and identifiable Vast Test Menu • 30+ billion test results across thousands of diagnostic assays • >2.5 million samples collected (>30% by LabCorp phlebotomists) and processed weekly across many diseases and therapeutic areas Population Level Disease Analysis • Surveillance of disease spread to enable just in time recruitment • Unlike other types of real world data, lab data can be easily accessed near real time Power of the LabCorp Data for Trial Design, Site Selection, and Patient Recruitment EXPANDING LABCORP’S ROLE IN THE HEALTHCARE SYSTEM OF THE FUTURE

16 Covance supports ~50% of all clinical trials Number of Patients Date of First Patient In Quality Lab Cancellations and Queries Standardized Site Rank > 175,000 unique investigators > 15,000 unique protocols Investigator Performance Database Power of the Xcellerate Investigator Database EXPANDING LABCORP’S ROLE IN THE HEALTHCARE SYSTEM OF THE FUTURE

EXPANDING LABCORP'S ROLE IN THE HEALTHCARE SYSTEM OF THE FUTURE

Increasing Our Leadership in Companion and Complementary Diagnostics (CDx)

- Dedicated CDx organization with capabilities across development, validation, testing, regulatory support, commercialization and market access
- Opened purpose built, state of the art CDx laboratory, with focus on genomics and molecular pathology
- Supported ~70% of CDx on the market[1]
- Customizable offering -- *in vitro* diagnostic (IVD) partnerships and single site pathway
- Collaborated with over 40 clients on more than 165 CDx projects in 2017
- ~$135M in CDx-related enterprise revenue in 2017; 3-year CAGR of ~20%

CDx-Related Backlog ($M)



$114
$153
$300
2015
2016
2017

On pace to
significantly exceed $100 million
in cumulative new CDx-related revenue from the acquisition of Covance through 2018

1. As of January 1, 2018.

17

LabCorp

18 EXPANDING LABCORP’S ROLE IN THE HEALTHCARE SYSTEM OF THE FUTURE Developing a Broad Consumer Platform to Create Deep Relationships • Organizing around the empowered consumer • Creating a convenient, seamless experience • Providing easy access to lab test results and personalized content • Offering price transparency to highlight access to highest quality, low-cost diagnostics

19 • Patient Service Centers opened inside Walgreens stores • Strong patient volume, net promoter scores, and patient feedback • Start to roll out to new markets in 2018 • Launch new at-home, self-collection offering built on LabCorp’s 10 years of experience with dried blood spot testing • Invest in expanded capacity and enhanced automation to support 23andMe strategic collaboration • Collaborate on new delivery models, such as telehealth and on-demand phlebotomy Bringing our High-Quality Offering to Consumers EXPANDING LABCORP’S ROLE IN THE HEALTHCARE SYSTEM OF THE FUTURE

20 2016 >$200 million 2017 ~$500 million OUR DIFFERENTIATED SOLUTIONS ARE RESONATING WITH CUSTOMERS Value-Based Care Solutions Streamlining Clinical Studies Consumer Platform Completed 3 marquee transactions in 2017 Cumulative new orders won through the combination of LabCorp patient data and Covance capabilities: On track to deliver $150 million in cumulative new revenue from the acquisition of Covance through 2018 LabCorp PSCs in Walgreens stores are attracting new patients 28% 18% 0% 10% 20% 30% LabCorp at Walgreens PSCs % o f p a ti e n ts s e e n n ew to L a b C or p Comparable LabCorp PSCs

21 AGENDA Company Overview 2018 Priorities Long-term Strategic Initiatives Financial Strength

22 $4.5 $4.7 $5.0 $5.5 $5.7 $5.8 $6.0 $6.2 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 $8.5 $9.4 $11.5 $6.6 $6.9 $2.3 $2.8 $7.1 $10.4 $4.3 $3.6 $3.6 REVENUE(1) GROWTH (DOLLARS IN BILLIONS) (1) 2008-2014 revenues excludes Covance results. 2008 revenue includes a $7.5 million adjustment relating to certain historic overpayments made by Medicare for claims submitted by a subsidiary of the Company. (2) Guidance issued on February 6, 2018. (3) Includes the estimated impact from adoption of the new revenue recognition accounting standard (ASC 606). See Appendix for details of the preliminary reconciliation of 2017 results. 2018 Guidance(2) Midpoint 10.5% Drug Development Diagnostics 10-Year CAGR: 10% (3) (3)

23 ADJUSTED EPS(1)(2) GROWTH (1) EPS, as presented, represents adjusted, non-GAAP financial measures (excludes amortization, restructuring and other special charges). See Appendix for non-GAAP reconciliation. (2) 2008-2014 figures exclude Covance results. (3) Guidance issued on February 6, 2018. 2018 Guidance(3) Midpoint 19.8% $4.91 $5.24 $5.98 $6.37 $6.82 $6.95 $6.80 $7.91 $8.83 $9.60 $11.50 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 10-Year CAGR: 9%

24 STRONG FREE CASH FLOW(1) (DOLLARS IN MILLIONS) (1) Free Cash Flow represents Operating Cash Flow less Capital Expenditures in each of the years presented. 2009-2014 figures exclude Covance results, and other items discussed in the Appendix. (2) Guidance issued on February 6, 2018. 10 Year Average Free Cash Flow: $801 million 2018 Guidance(2) Midpoint $748 $758 $759 $668 $617 $536 $727 $897 $1,147 $1,150 $0 $200 $400 $600 $800 $1,000 $1,200 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

25 TRACK RECORD OF EFFECTIVE AND BALANCED CAPITAL DEPLOYMENT TO BUILD SHAREHOLDER VALUE Approximately $2.5 Billion in Capital Deployment in 2017 2018 Free Cash Flow M&A Priorities • Diagnostics “tuck-in” transactions Return of Capital to Shareholders • Continue share repurchases Debt Reduction • Pay down debt to reduce leverage Chiltern Acquisition $1.2 Billion (47%) Other Acquisitions $0.7 Billion (27%)

26 OUR MARKET OPPORTUNITY AND DIFFERENTIATED CAPABILITIES POSITION US TO DELIVER UNPARALLELED VALUE Beyond CRO Beyond Lab • Engage consumers through clinical study participation and care management tools • Provide health systems, physicians, and ACOs with greater access to cutting-edge care through clinical trials • Expand our leadership in companion diagnostics development and commercialization • Engage consumers directly with >115 million patient encounters per year in LabCorp Diagnostics • Apply insights from rich patient database of granular, timely, real world evidence to clinical study planning and execution • Utilize patient service center footprint for virtual real world evidence studies Value of the Enterprise Actionable data for everyone Leading proprietary IT solutions and analytics Positioned to outperform in the healthcare system of the future

RAYMOND JAMES INSTITUTIONAL INVESTORS CONFERENCE MARCH 6, 2018 | ORLANDO, FL

28 Appendix

29 29 PRELIMINARY RECONCILIATION FOR THE NEW REVENUE RECOGNITION ACCOUNTING STANDARD (ASC 606) Effective January 1, 2018, the Company adopted the FASB-issued converged standard on revenue recognition, using the full retrospective method. Although the Company has not completed all of the analysis required to finalize this restatement of revenues and expenses relating to this new standard, the table below presents the Company’s current best estimate of the potential financial impact on its two segments’ revenue, and is being provided as a reference point for the Company’s guidance in 2018. The 2017 calculation is preliminary and will be finalized upon adoption in the first quarter of 2018 and the amounts are therefore subject to change. The Company does not believe the application of the new standard will have any significant impact on previously reported Adjusted Operating Income. However, the change in reported revenue will impact previously reported operating margins as shown in the table provided. (1)In LabCorp Diagnostics, the impact of the accounting change will reduce revenue and increase margins, as bad debt will be treated as a reduction in revenue rather than selling, general and administrative expense (2)In Covance Drug Development, the impact of this accounting change will increase revenue and cost of revenue, resulting in lower margins due to the inclusion of investigator fees and other pass-through expenses in both categories (Dollars in millions) As Reported Preliminary Restatement LabCorp Diagnostics (1) Net Revenue 7,170.5$ 6,858.0$ Adjusted Operating Income 1,446.3$ 1,446.3$ Adjusted Operating Margin 20.2% 21.1% Covance Drug Development (2) Net Revenue 3,037.2$ 3,562.4$ Adjusted Operating Income 422.4$ 425.7$ Adjusted Operating Margin 13.9% 11.9% Consolidated (1) (2) Net Revenue 10,205.9$ 10,418.6$ Adjusted Segment Operating Income 1,868.7$ 1,872.0$ Unallocated corporate expense (137.4)$ (137.4)$ Consolidated Adjusted Operating Income 1,731.3$ 1,734.6$ Adjusted Operating Margin 17.0% 16.6% Twelve Months Ended December 31, 2017 Twelve Months Ended December 31, 2017

30 (in millions, except per share data) Twelve Months Ended December 31, Adjusted EPS 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Diluted earnings per common share 4.16$ 4.98$ 5.29$ 5.11$ 5.99$ 6.25$ 5.91$ 4.35$ 7.02$ 12.21$ One-time benefit from Tax Cuts and Jobs Act - - - - - - - - - (5.00) Restructuring and special items 0.44 (0.09) 0.26 0.72 0.29 0.15 0.34 2.44 0.64 0.98 Loss on the divestiture of assets - - - 0.03 - - - - - - Amortization expense 0.31 0.35 0.43 0.51 0.54 0.55 0.55 1.12 1.17 1.41 Adjusted EPS 4.91$ 5.24$ 5.98$ 6.37$ 6.82$ 6.95$ 6.80$ 7.91$ 8.83$ 9.60$ Free Cash Flow Net cash provided by operating activities 781$ 862$ 884$ 905$ 841$ 819$ 739$ 982$ 1,176$ 1,459$ Less: Capital expenditures (157)$ (115)$ (126)$ (146)$ (174)$ (202)$ (204)$ (256)$ (279)$ (313)$ Free cash flow 624$ 748$ 758$ 759$ 668$ 617$ 536$ 727$ 897$ 1,147$ RECONCILIATION OF NON-GAAP FINANCIAL MEASURES(1) (1) 2008-2014 figures exclude Covance results. (2) Operating Cash Flow and Free Cash Flow in 2011 exclude the $49.5 million Hunter Labs settlement. (2) (2)